Morgan Stanley Institutional Fund Trust - Corporate Bond
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 US Airways Inc. 3.950% due
5/15/2027
Purchase/Trade Date:	  4/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $620,095,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.16
Brokers: Goldman, Sachs & Co., Citigroup Global
Markets Inc., Morgan Stanley & Co. LLC, Barclays
Capital Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Natixis Securities Americas LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Barrick Gold Corp. 4.100% due
5/1/2023
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.797
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.17
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC, RBC Capital
Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC
World Markets Corp., Scotia Bank (USA) Inc., TD
Securities (USA) LLC, Barclays Capital Inc., BNP Paribas
Securities Corp., Deutsche Bank Securities Inc., Goldman,
Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
Incorporated, RBS Securities Inc., Standard Chartered
Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Piedmont Operating Partnership LP
3.400% due 6/1/2023
Purchase/Trade Date:	  5/6/2013
Offering Price of Shares: $99.601
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.39
Brokers: JP Morgan Securities LLC, Morgan Stanley &
Co. LLC, US Bancorp Investments, Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, PNC Capital
Markets LLC, RBC Capital Markets LLC, SunTrust
Robinson Humphreys, Inc., Wells Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ball Corp. 4.000% due 11/15/2023
Purchase/Trade Date:	  5/9/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.23
Brokers:  Deutsche Bank Securities, BofA Merrill Lynch,
Goldman, Sachs & Co., Barclays, Wells Fargo Securities,
RBS, KeyBanc Capital Markets, JP Morgan, BNP Paribas,
US Bancorp, Rabo Securities, PNC Capital Markets LLC,
SMBC Nikko, Anz Securities,  Unicred Capital Markets,
Mitsubishi UF Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ING US Inc. 5.650% due
5/15/2053
Purchase/Trade Date:	5/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.23
Brokers: Barclays Capital Inc, JP Morgan Securities LLC,
Merrill, Lynch, Pierce, Fenner & Smith Incorporated, RBS
Securities, Inc., Citigroup Capital Markets Inc., Credit
Suisse Securities (USA) LLC, Deutsche Bank Securities
Inc., ING Financial Markets LLC, RBC Capital Markets,
LLC, SunTrust Robinson Humphrey, Inc., US Bancorp
Investments, Inc., BNY Mellon Capital Markets, LLC,
Credit Agricole Securities (USA) Inc., Lloyds Securities,
Inc., Mitsubishi UFJ Securities (USA), Inc., nabSecurities,
LLC, Natixis Securities America, LLC, Nomura Securities
International, Inc., PNC Capital Markets LLC, Scotia
Capital  (USA) Inc., Standard Chartered Bank, Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:	 Merck & Co. Inc. 2.800% due
5/18/2023
Purchase/Trade Date:	  5/15/2013
Offering Price of Shares: $99.913
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.34
Brokers: BNP Paribas, Deutsche Bank Securities, JP
Morgan, BofA Merrill Lynch, Morgan Stanley, Citigroup,
Goldman, Sachs & Co., Credit Suisse, HSBC, RBS, UBS
Investment Bank, Drexel Hamilton, Santander, Societe
Generale, Standard Chartered Bank, SMBC Nikko, US
Bancorp, Wells Fargo Securities, The William Capital
Group LP
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 2.500% due
1/15/2019
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.502
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.27
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Alexandria Real Estate Equities
Inc. 3.900% due 6/15/2023
Purchase/Trade Date:	  5/29/2013
Offering Price of Shares: $99.712
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
RBS, Baird, Capital One Southcoast, Evercore Partners,
BB& T Capital Markets, Credit Agricole CIB, Mitsubishi
UF Securities, SunTrust Robinson Humphrey, Inc.,
Scotiabank, BNP Mellon Capital Markets LLC, Credit
Suisse, SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EMC Corporation 2.650% due
6/1/2020
Purchase/Trade Date:	  6/3/2013
Offering Price of Shares: $99.760
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.59
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan,
Barclays, Deutsche Bank Securities, Goldman, Sachs &
Co., Morgan Stanley, RBS, UBS Investment Bank, Wells
Fargo Securities, BMO Capital Markets, BNP Paribas,
BNY Mellon Capital Markets, LLC, Credit Suisse, HSBC,
ING, PNC Capital Markets LLC, Societe Generale, US
Bancorp, Banca IMI, Evercore Partners, Jefferies,
KeyBanc Capital Markets, Lloyds Securities, Mitsubishi
UFJ Securities, Mizuho Securities, Neeham & Company,
Raymond James, RBC Capital Markets, Santander, SMBC
Nikko, The Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baxter International Inc. 3.200%
due 6/15/2023
Purchase/Trade Date:	  6/4/2013
Offering Price of Shares: $99.685
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $110,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.26
Brokers: JP Morgan, BofA Merrill Lynch, Citigroup,
Credit Suisse, Deutsche Bank Securities, RBS, UBS
Investment Bank, Barclays, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, TD Securities, BNY Mellon
Capital Markets, LLC, Danske Markets Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ingersoll-Rand Global Holding Co.
4.250% due 6/15/2023
Purchase/Trade Date:	  6/17/2013
Offering Price of Shares: $99.815
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.28
Brokers: Citigroup Global Markets Inc., Goldman, Sachs
& Co., JP Morgan Securities LLC, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Deutsche Bank Securities
Inc., Mizuho Securities USA Inc., BNP Paribas Securities
Corp., BNY Mellon Capital Markets, LLC, Credit Suisse
Securities (USA) LLC, Morgan Stanley & Co. LLC, RBS
Securities Inc., Santander Investment Securities Inc.,
Scotia Capital (USA) Inc., Standard Chartered Bank, The
Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP 3.800% due
2/1/2024
Purchase/Trade Date:	  6/18/2013
Offering Price of Shares: $99.694
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.06
Brokers:  BofA Merrill Lynch, Deutsche Bank Securities,
JP Morgan, Morgan Stanley, BNY Mellon Capital
Markets LLC, Wells Fargo Securities, Capita One
Southcoast, Mitsubishi UFJ Securities, Santander,
Scotiabank, SunTrust Robinson Humphrey, TD Securities,
US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Airways PLC 4.625% due
6/20/2024
Purchase/Trade Date:	  6/25/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $721,610,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.41
Brokers:  Citigroup, HSBC, Deutsche Bank Securities,
Morgan Stanley
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 American Airlines 2013-1 Class C-
4 4.950% due 1/15/2023
Purchase/Trade Date:	  7/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,408,113,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.49
Brokers:  Deutsche Bank Securities, Morgan Stanley,
Citigroup, Credit Suisse, Goldman, Sachs & Co., JP
Morgan
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kinder Morgan Energy Partners LP
2.650% due 2/1/2019
Purchase/Trade Date:	  7/29/2013
Offering Price of Shares: $99.858
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.12
Brokers:  BofA Merrill Lynch, Morgan Stanley, Wells
Fargo Securities, Credit Suisse, DNB Markets, Mitsubishi
UFJ Securities, Mizuho Securities, Scotiabank, CIBC,
Credit Agricole CIB, RBS, Societe Generale, SunTrust
Robinson Humphrey
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Airlines Inc. 4.300% due
8/15/2025
Purchase/Trade Date:	  8/1/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $720,315,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.56
Brokers:  Credit Suisse, Morgan Stanley, Deutsche Bank
Securities, Goldman, Sachs & Co., Citigroup, Credit
Agricole Securities, Natixis
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 5.850% due 9/1/2043
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.353
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.12
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan,
RBS, Deutsche Bank Securities, Morgan Stanley, Wells
Fargo Securities, BNP Paribas, Mizuho Securities, RBC
Capital Markets, SMBC Nikko, Guggenheim Securities,
Lloyds Securities, US Bancorp, BNY Mellon Capital
Markets, LLC, The Williams Capital Group, L.P.,
Santander, Banca IMI
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
3.050% due 8/23/2018
Purchase/Trade Date:	  8/20/2013
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.30
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Santander Investment Securities Inc., Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Citigroup Inc. 6.675% due
9/13/2043
Purchase/Trade Date:	  9/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.12
Brokers:  Citigroup, RBC Capital Markets, ANZ
Securities, Scotiabank, ABN AMRO, BMO Capital
Markets, Commerzbank, Lloyds Securities, Mizuho
Securities, Natixis, Santander SMBC Nikko, BNY Mellon
Capital Markets, LLC, Societe Generale, Banca IMI,
Capital One Securities, Fifth Third Securities, Inc.,
Macquarie Capital, nabSecurities, LLC, Nomura,
SunTrust Robinson Humphrey, US Bancorp, Credit
Agricole CIB, TD Securities, BBVA Securities, CIBC,
ING, Mitsubishi UFJ Securities, National Bank of Canada
Financial, PNC Capital Markets LLC, UniCredit Capital
Markets
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Ecopetrol SA 5.875% due
9/18/2023
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.033
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.32
Brokers:  BofA Merrill Lynch, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
6.550% due 9/15/2043
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.883
Total Amount of Offering: $15,000,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.43
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Energy Transfer Partners LP
4.900% due 2/1/2024
Purchase/Trade Date:	  9/12/2013
Offering Price of Shares: $99.181
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Fund's Total Assets: 0.37
Brokers: Credit Suisse, JP Morgan, Citigroup, UBS
Investment Bank, BBVA Securities, DNB Markets,
Mitsubishi UFJ Securities, Mizuho Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Tenet Healthcare Corporation 6.00-
% due 10/1/2020
Purchase/Trade Date:	9/13/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,800,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.06
Brokers:  BofA Merrill Lynch, Barclays, Citigroup, Wells
Fargo Securities, Scotiabank, SunTrust Robinson
Humphrey, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: ENEL S.P.A. 8.750%	 due
9/24/2073
Purchase/Trade Date:	  9/17/2013
Offering Price of Shares: $99.183
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $210,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.52
Brokers:  Barclays, BofA Merrill Lynch, Citigroup, Credit
Suisse, Goldman, Sachs & Co., JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities, Morgan Stanley, Banca
IMI, BBVA, BNP Paribas, Credit Agricole CIB, Deutsche
Bank Securities, HSBC, ING, Mediobanca, Natixis,
Santander, Societe Generale, The Royal Bank of Scotland,
UBS Investment Bank, UniCredit Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	ADT Corporation 6.250% due
10/15/2021
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.07
Brokers:  Goldman, Sachs & Co., Citigroup, Deutsche
Bank Securities, JP Morgan, Barclays, BofA Merrill
Lynch, BNY Mellon Capital Markets, LLC, Credit Suisse,
Morgan Stanley, Scotiabank, Wells Fargo Securities, The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Edwards Lifesciences Corp.
2.875% due 10/15/2018
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $99.498
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.12
Brokers:  BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, JP Morgan, Wells Fargo Securities,
Deutsche Bank Securities, HSBC, Mitsubishi UFJ
Securities, Mizuho Securities, US Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 General Motors Co. 4.875% due
10/2/2023
Purchase/Trade Date:	  9/24/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.31
Brokers:  Citigroup Global Markets Inc., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Morgan Stanley & Co. LLC, BNP Paribas
Securities Corp., RBS Securities Inc., UBS Securities LLC
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deutsche Annington Finance BV
5.000% due 10/2/2023
Purchase/Trade Date:	  9/25/2013
Offering Price of Shares: $98.993
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.080
Percentage of Fund's Total Assets: 0.49
Brokers:  JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*:
YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.